UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 27, 2009

TENNESSEE GAS PIPELINE COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-4101	74-1056569
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 27, 2009, Tennessee Gas Pipeline Company ("the Company"), pursuant to a Purchase Agreement dated as of January 22, 2009 (the "Purchase Agreement") among the Company and the initial purchasers named therein, sold $250,000,000 aggregate principal amount of its 8.000% Notes due 2016 to the initial purchasers.  The Company issued the notes pursuant to an indenture dated as of March 4, 1997 between the Company and Wilmington Trust Company (as successor in interest to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)), as indenture trustee, as supplemented through the Sixth Supplemental Indenture dated as of January 27, 2009.  The initial purchasers will resell the notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the "Securities Act").  The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  The net proceeds from the offering are approximately $234.6 million after deducting discounts and estimated offering expenses.  The Company expects to use net proceeds from the offering for the Company's capital expenditures and general corporate purposes.

The notes bear interest at 8.000% per annum on the principal amount from January 27, 2009, payable semi-annually in arrears in cash on February 1 and August 1 of each year, beginning August 1, 2009. The notes will mature on February 1, 2016. The notes are senior unsecured obligations of the Company and rank, in right of payment, the same as all of the Company's existing and future unsecured senior indebtedness. The notes are not guaranteed by any of the Company's subsidiaries or parent companies.

Upon the occurrence of a Change of Control Triggering Event (as defined in the sixth supplemental indenture), the Company is required to make an offer to repurchase the notes at a price equal to 101% of the principal amount of the notes plus accrued and unpaid interest.

The Company, at its option, may redeem the notes, in whole or in part, at any time prior to their maturity on not less than 30 nor more than 60 days' prior notice mailed to the holders of any notes to be redeemed. The notes are redeemable at a redemption price, plus accrued interest on the date of redemption, equal to the greater of (1) 100% of the principal amount of the notes to be redeemed, and (2) an amount equal to, as determined by an Independent Investment Banker (as defined in the indenture), the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate (as defined in the sixth supplemental indenture) plus 50 basis points.

The indenture contains covenants that restrict the ability of the Company to create liens on its assets, engage in sale-leaseback transactions or merge or consolidate with another entity or sell, lease or transfer substantially all of the Company's properties or assets to another entity. These limitations are subject to a number of important qualifications and exceptions. Upon an Event of Default (as defined in the indenture), the trustee or the holders of at least 25% in aggregate principal amount of the notes then outstanding, may, and the trustee at the request of such holders is required to, declare the principal of and the accrued interest on the notes to be due and payable immediately.

On January 27, 2009, the Company entered into a Registration Rights Agreement with the initial purchasers, pursuant to which the Company agreed to (i) file with the Securities and Exchange Commission within 180 days following January 27, 2009, a registration statement on an appropriate form under the Securities Act relating to a registered exchange offer for the notes under the Securities Act and (ii) use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act within 220 days following January 27, 2009. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the notes.

In connection with the closing of the offering, the Company is filing certain exhibits as part of this Form 8-K.

Item 8.01.  Other Events.

On January 22, 2009, we issued a press release announcing the pricing of the offering.  A copy of the press release is included as Exhibit 99.A to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

4.A	Sixth Supplemental Indenture dated as of January 27, 2009 between Tennessee Gas Pipeline Company and Wilmington Trust Company, as trustee, to indenture dated as of March 4, 1997.

4.B	Form of 8.000% Note due 2016 (included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K).

10.A	Registration Rights Agreement, dated as of January 27, 2009, among Tennessee Gas Pipeline Company and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SG Americas Securities, LLC, UBS Securities LLC, and Wells Fargo Securities, LLC.

99.A	Press Release dated January 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENNESSEE GAS PIPELINE COMPANY
By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller (Principal Accounting and Financial Officer)

Dated:  January 29, 2009.

EXHIBIT INDEX

Exhibit Number	Description

4.A	Sixth Supplemental Indenture dated as of January 27, 2009 between Tennessee Gas Pipeline Company and Wilmington Trust Company, as trustee, to indenture dated as of March 4, 1997.

4.B	Form of 8.000% Note due 2016 (included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K).

10.A	Registration Rights Agreement, dated as of January 27, 2009, among Tennessee Gas Pipeline Company and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SG Americas Securities, LLC, UBS Securities LLC, and Wells Fargo Securities, LLC.

99.A	Press Release dated January 22, 2009.